Schedule of Investments

The Korea Fund, Inc.

September 30, 2019 (unaudited)

Shares		Value^
COMMON STOCK—97.4%
Aerospace & Defense—2.5%
112,019	Hanwha Aerospace Co., Ltd. (b)	$3,945,133

Air Freight & Logistics—1.0%
11,925	Hyundai Glovis Co., Ltd.	1,553,333

Auto Components—3.0%
22,544	Hyundai Mobis Co., Ltd.	4,744,225

Automobiles—3.1%
44,474	Hyundai Motor Co.	4,979,528

Banks—7.5%
95,667	Hana Financial Group, Inc.	2,816,145
124,760	KB Financial Group, Inc.	4,452,869
133,435	Shinhan Financial Group Co., Ltd.	4,662,615

		11,931,629

Chemicals—3.1%
16,989	LG Chem Ltd.	4,248,072
3,714	Lotte Chemical Corp.	732,447

		4,980,519

Electric Utilities—2.9%
211,518	Korea Electric Power Corp. (b)	4,576,101

Electronic Equipment, Instruments & Components—1.6%
10,438	Samsung Electro-Mechanics Co., Ltd.	898,188
8,840	Samsung SDI Co., Ltd.	1,645,734

		2,543,922

Entertainment—1.7%
6,283	NCSoft Corp.	2,735,954

Food & Staples Retailing—1.9%
5,870	BGF retail Co., Ltd.	966,126
60,132	GS Retail Co., Ltd.	2,072,813

		3,038,939

Hotels, Restaurants & Leisure—4.3%
207,145	Kangwon Land, Inc.	5,117,364
115,030	Paradise Co., Ltd.	1,778,738

		6,896,102

Household Durables—0.8%
21,884	LG Electronics, Inc.	1,232,016

Industrial Conglomerates—3.7%
53,186	LG Corp.	3,112,503
10,456	Samsung C&T Corp.	783,408
11,244	SK Holdings Co., Ltd.	1,916,702

		5,812,613

Insurance—3.3%
67,718	DB Insurance Co., Ltd.	2,916,850
105,863	Hyundai Marine & Fire Insurance Co., Ltd.	2,334,076

		5,250,926

Interactive Media & Services—7.4%
82,950	AfreecaTV Co., Ltd.	4,450,622
13,971	Kakao Corp.	1,581,731
44,192	NAVER Corp.	5,796,452

		11,828,805

IT Services—0.5%
4,627	Samsung SDS Co., Ltd.	736,319

Shares		Value^
Machinery—1.9%
33,289	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (b)	$849,577
2,129	Hyundai Heavy Industries Holdings Co., Ltd.	621,265
15,419	Korea Shipbuilding & Offshore Engineering Co., Ltd. (b)	1,596,253

		3,067,095

Marine—1.8%
730,797	Pan Ocean Co., Ltd. (b)	2,789,558

Metals & Mining—4.7%
9,788	Korea Zinc Co., Ltd.	3,663,664
20,144	POSCO	3,818,454

		7,482,118

Oil, Gas & Consumable Fuels—2.0%
11,669	S-Oil Corp.	967,493
16,296	SK Innovation Co., Ltd.	2,256,547

		3,224,040

Personal Products—3.2%
4,737	LG Household & Health Care Ltd.	5,170,062

Pharmaceuticals—0.8%
2,918	Hanmi Pharm Co., Ltd.	672,370
3,369	Yuhan Corp.	642,987

		1,315,357

Road & Rail—1.7%
22,573	CJ Logistics Corp. (b)	2,723,577

Semiconductors & Semiconductor Equipment—3.9%
90,231	SK Hynix, Inc.	6,197,090

Software—0.3%
9,209	Douzone Bizon Co., Ltd.	503,083

Specialty Retail—0.8%
17,678	Hotel Shilla Co., Ltd.	1,272,754

Technology Hardware, Storage & Peripherals—24.9%
970,362	Samsung Electronics Co., Ltd.	39,730,529

Textiles, Apparel & Luxury Goods—2.1%
70,170	Fila Korea Ltd.	3,394,803

Tobacco—1.0%
18,236	KT&G Corp.	1,608,877

	Total Investments (cost-$117,174,771) (a)(c)—97.4%	155,265,007

	Other assets less liabilities—2.6%	4,113,764

	Net Assets—100.0%	$159,378,771

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair-valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of The Korea Fund, Inc. (the “Fund”), or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term investments having a remaining maturity of 60 days or less shall be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material.

(a)	Securities with an aggregate value of $147,035,140, representing 92.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor.

(b)	Non-income producing.

(c)

At September 30, 2019, the cost basis of portfolio securities for federal income tax purposes was $117,174,771. Gross unrealized appreciation was $51,386,774; gross unrealized depreciation was $13,296,538; and net unrealized appreciation was $38,090,236. The difference between book and tax cost was attributable to wash sale loss deferrals.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended September 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

Equity Securities (Common Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/19
Investments in Securities—Assets
Common Stock:
Hotels, Restaurants & Leisure	$5,117,364	$1,778,738	—	$6,896,102
Industrial Conglomerates	3,112,503	2,700,110	—	5,812,613
All Other	—	142,556,292	—	142,556,292

Totals	$8,229,867	$147,035,140	—	$155,265,007